Exhiibit 99.1

FOR IMMEDIATE RELEASE

CISO Global Announces Strategic Investment to Accelerate Growth and Profitability

Scottsdale, Ariz. – December 16, 2024 – CISO Global, Inc. (NASDAQ: CISO), an industry leader in proprietary software, managed cybersecurity, and compliance, today announced that it has received a strategic investment of $6,500,000 from Investors, led by Target Capital, in the form of a convertible note. The primary use of proceeds from this investment will be to pay down short-term debt and improve the company’s balance sheet, accelerating its path to profitability.

The strategic investment underscores Target Capital’s confidence in CISO Global’s business model and long-term vision. By reducing short-term liabilities, the company will enhance its financial flexibility, free up cash flow, and invest in scaling its software sales to existing clients and channel partners.

“This investment marks a pivotal step in CISO Global’s journey toward sustained profitability,” said David Jemmett, CEO of CISO Global. “By strengthening our balance sheet and reducing debt, we are well-positioned to channel resources into high-impact growth initiatives. Our focus on expanding software sales within our established client base and partner network will drive revenue growth and operational efficiency.”

“We are extremely excited to work with David Jemmett and the CISO team to help unlock the true value of the business,” said Dmitriy Shapiro of Target Capital. “We view CISO as an extremely undervalued business and believe this investment will help the company showcase its ability to generate profit.”

The proceeds from this transaction will also allow CISO Global to improve its operating cash flow and accelerate the deployment of its software solutions, reinforcing its commitment to delivering innovative services to its customers.

RBW Capital Partners LLC, offering all securities through Dominari Securities LLC, served as the exclusive placement agent for the offering.

About CISO Global, Inc.

CISO Global, Inc. is a premier cybersecurity firm specializing in comprehensive security solutions designed to protect organizations from the latest cyber threats. Leveraging cutting-edge technology and industry expertise, CISO Global offers tailored services to ensure the security and compliance of its clients’ digital assets.

For more information, please visit www.cisoglobal.com.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, among others, our belief that we are an industry leader in proprietary software, managed cybersecurity, and compliance; our belief that the investment from Target Capital (“Target”) will be used to pay short-term debt and will improve our balance sheet; our belief that this funding confirms Target’s confidence in our corporate vision; our belief that the funding will lead to sustained profitability; and our belief that we provide comprehensive cybersecurity solutions to our clients. These statements are often, but not always, made through the use of words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “predict,” “plan,” “project,” “continuing,” “ongoing,” “potential,” “opportunity,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. These risks may be detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2023. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.

For Media Inquiries:

Hilary Meyers

hilary.meyers@ciso.inc

(480) 389-3444